GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST

COMMON SHARES (PAR VALUE $0.01 PER SHARE)
SECOND AMENDMENT

TO
CONTROLLED EQUITY OFFERINGSM SALES AGREEMENT
April 12, 2023
THIS SECOND AMENDMENT (this “Second Amendment”) to the Sales Agreement (defined below) is entered into on and as of April 12, 2023, by and among Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, a statutory trust organized under the laws of the State of Delaware (the “Fund”), Guggenheim Funds Investment Advisors, LLC, a Delaware limited liability company (the “Adviser”) and Cantor Fitzgerald & Co. (“CF&Co”, and together with the Fund and Adviser, the “Parties”). Capitalized terms used and not defined in this Second Amendment have the meanings ascribed thereto in the Sales Agreement.
WHEREAS, the Parties entered into that certain Controlled Equity OfferingSM Sales Agreement, dated October 16, 2019 (as amended to date, the “Sales Agreement”), with respect to the issuance and sale of up to 3,000,000 shares of the Fund’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), in at-the-market public offerings through the Agent;
WHEREAS, the Parties entered into that certain First Amendment to the Sales Agreement, dated as of February 1, 2021, to, among other things, provide for the issuance and sale of Common Shares having an aggregate initial offering price of up to $88,896,812; and
WHEREAS, the Parties desire to enter into this Second Amendment in order to further amend the Sales Agreement as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
1. The first sentence of Section 1 of the Sales Agreement is hereby amended and replaced in its entirety with the following:
The Fund agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may sell through CF&Co, acting as agent and/or principal, the Fund’s common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), having an aggregate initial offering price of up to $150,000,000 (the “Placement Shares”), as the Fund and CF&Co shall mutually agree from time to time.
2. The third sentence of Section 1 of the Sales Agreement is hereby amended and replaced in its entirety with the following:
The issuance and sale of the Placement Shares through CF&Co will be effected pursuant to the Registration Statement (as defined below) filed by the Fund and declared effective by the Securities and Exchange Commission (the “Commission”) or is otherwise effective under the Securities Act (as defined below) or the rules and regulations promulgated thereunder.
3. The fifth sentence of Section 1 of the Sales Agreement is hereby amended and replaced in its entirety with the following:
The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”) and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Investment Company Act”), with the Commission a registration statement on Form N-2 (File Nos. 333-267848 and 811-22437) (the “registration statement”).
3. The first sentence of Section 6(a)(i) of the Sales Agreement is hereby amended and replaced in its entirety with the following:
The Registration Statement has been declared effective by the Commission or is otherwise effective under the Securities Act or the rules and regulations promulgated thereunder.

4. Each of the Fund and the Adviser represents to CF&Co that it has duly authorized, executed and delivered this Second Amendment.
5. Except as modified and amended in this Second Amendment, the Sales Agreement shall remain in full force and effect.
6. This Second Amendment shall be governed by and construed in accordance with the law governing the Sales Agreement.
7. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(Signature page follows)

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be duly executed as of the date first above written.
Very truly yours,

GUGGENHEIM TAXABLE MUNICIPAL BOND & INVESTMENT GRADE DEBT TRUST

By:	/s/ Brian E. Binder
Name: Brian E. Binder Title: President and Chief Executive Officer

GUGGENHEIM FUNDS INVESTMENT ADVISORS, LLC

By:	/s/ Brian E. Binder
Name: Brian E. Binder Title: President and Chief Executive Officer
Signature Page to Second Amendment to Controlled Equity OfferingSM Sales Agreement (GBAB)

ACCEPTED, as of the date first-above written:

CANTOR FITZGERALD & CO.

By:	/s/ Sage Kelly
Name: Sage Kelly Title: Global Head of Investment Banking
Signature Page to Second Amendment to Controlled Equity OfferingSM Sales Agreement (GBAB)